UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): August 11, 2016

Neuralstem, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33672	52-2007292
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

20271 Goldenrod Lane, 2nd Floor, Germantown, Maryland 20876
(Address of Principal Executive Offices) (Zip Code)

301-366-4960
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 11, 2016, Neuralstem, Inc. (the “Company”) reported financial results for the three and six months ended June 30, 2106 and provided an update on clinical programs and business highlights. The press release is attached as Exhibit 99.01 and is incorporated herein by reference.

The information furnished under Items 2.02, including the accompanying Exhibit 99.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed to be incorporated by reference in any subsequent filing by the Company under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as specifically stated in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.01	Press Release Dated August 11, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Neuralstem, Inc.

Date: August 11, 2016	By:	/s/ Richard Daly
Richard Daly
Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description

99.01	Press Release Dated August 11, 2016